Exhibit 99.1

              VARIAN MEDICAL SYSTEMS, INC. AND SUBSIDIARY COMPANIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                 (Adjusted for the Change in Segment Reporting)
                      FISCAL YEAR 2005 AND FISCAL YEAR 2004
                                   (Unaudited)

                                                  Q1           Q2           Q3           Q4         Total
(in millions, except per share amounts)        FY 2005      FY 2005      FY 2005      FY 2005      FY 2005
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
Net Orders:
     Oncology Systems                             277.2        336.5        324.5        416.8      1,355.0
     X-Ray Products                                49.8         53.9         44.1         56.3        204.1
     Other                                          7.3          4.6          4.8         15.2         31.9
        Total Net Orders                          334.3        395.0        373.4        488.3      1,591.0
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Revenues:
     Oncology Systems                             248.0        293.1        288.9        325.8      1,155.8
     X-Ray Products                                44.4         50.2         49.2         51.4        195.2
     Other                                          6.6          7.5          8.5          9.0         31.6
        Total Revenues                            299.0        350.8        346.6        386.2      1,382.6

Operating costs and expenses:
     Cost of revenues                             173.8        200.7        194.7        220.4        789.6
     Research and development                      18.4         20.2         21.9         21.6         82.1
     Selling, general and administrative           46.2         50.6         54.7         54.4        205.9
        Total operating costs and expenses        238.4        271.5        271.3        296.4      1,077.6
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Operating earnings                                 60.6         79.3         75.3         89.8        305.0
Interest income, net                                0.5          0.6          1.1          1.1          3.3
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Earnings before taxes                              61.1         79.9         76.4         90.9        308.3
Taxes on earnings                                  20.8         25.7         25.3         29.9        101.7
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Net earnings                                       40.3         54.2         51.1         61.0        206.6
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Diluted EPS                                        0.29         0.39         0.37         0.45         1.50
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

                                                  Q1           Q2           Q3           Q4         Total
(in millions, except per share amounts)        FY 2004      FY 2004      FY 2004      FY 2004      FY 2004
-----------------------------------------------------------------------------------------------------------
Net Orders:
     Oncology Systems                             259.3        292.8        274.4        356.4      1,182.9
     X-Ray Products                                44.1         49.7         42.2         48.0        184.0
     Other                                          4.9          5.9         11.9          8.0         30.7
        Total Net Orders                          308.3        348.4        328.5        412.4      1,397.6
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Revenues:
     Oncology Systems                             220.1        272.2        254.5        292.1      1,038.9
     X-Ray Products                                37.3         41.7         41.3         45.1        165.4
     Other                                          9.6          6.7          7.3          7.6         31.2
        Total Revenues                            267.0        320.6        303.1        344.8      1,235.5
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Operating costs and expenses:
     Cost of revenues                             160.3        188.1        172.1        196.8        717.3
     Research and development                      17.6         18.5         17.7         18.3         72.1
     Selling, general and administrative           44.5         46.9         47.7         50.3        189.4
        Total operating costs and expenses        222.4        253.5        237.5        265.4        978.8
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Operating earnings                                 44.6         67.1         65.6         79.4        256.7
Interest income, net                                0.5          0.2          0.2          0.4          1.3
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Earnings before taxes                              45.1         67.3         65.8         79.8        258.0
Taxes on earnings                                  15.8         23.5         23.1         27.9         90.3
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Net earnings                                       29.3         43.8         42.7         51.9        167.7
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Diluted EPS                                        0.21         0.31         0.30         0.37         1.18
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